UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 6, 2024
Crown Castle Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-16441	76-0470458
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8020 Katy Freeway, Houston, Texas 77024-1908
(Address of principal executive offices) (Zip Code)
Registrant's telephone number, including area code: (713) 570-3000

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	CCI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.03—AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

On November 6, 2024, the board of directors of Crown Castle Inc. (the "Company") unanimously approved and adopted an amendment and restatement of the Company's Amended and Restated By-laws (as amended and restated, the "Second Amended and Restated By-laws"), effective immediately.

The Second Amended and Restated By-laws, among other things:
•add provisions providing for, subject to the terms and conditions therein, a special meeting of the stockholders of the Company to be called by the Company's Secretary at the written request of one or more stockholders of record (or their duly authorized agents) owning (as defined in the Second Amended and Restated By-laws) at least 25 percent of the Company's outstanding common stock as of the date such request is delivered to the Company;
•revise the voting standard set forth therein for stockholder approval of any future amendments to the Second Amended and Restated By-laws to a majority (rather than a super-majority) voting standard, subject to the separate voting requirement set forth in the Company's Certificate of Incorporation; and
•include certain technical, conforming, and clarifying changes.

The foregoing description of the changes contained in the Second Amended and Restated By-laws does not purport to be complete and is qualified in its entirety by reference to the full text of the Second Amended and Restated By-laws, a copy of which is filed hereto as Exhibit 3.1 and incorporated herein by reference.

ITEM 9.01—FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits
Exhibit Index

Exhibit No.	Description
3.1	Second Amended and Restated By-laws of Crown Castle Inc., dated November 6, 2024
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CROWN CASTLE INC.
By:	/s/ Edward B. Adams, Jr.
	Name:	Edward B. Adams, Jr.
	Title:	Executive Vice President and General Counsel
Date: November 12, 2024